# BUSINESS LOAN GENERAL SECURITY AGREEMENT

**TO:** **PACE SAVINGS & CREDIT UNION LIMITED**
(hereinafter called **the "Credit Union"**)

**FROM:** **SUSGLOBAL ENERGY CANADA CORP.**
(hereinafter called **the "Debtor"**)

**200 DAVENPORT ROAD, TORONTO, ONTARIO M5R 1J2**
(Address)

## 1. DEFINITIONS

In this Agreement,

(a) "Collateral" means all personal property of any nature whatsoever, both tangible and intangible including, among other things, Inventory, Equipment, Receivables, Accounting Books of Record, Chattel Paper, Goods, Documents of Title, Instruments, Intangibles, Money, Securities and any Accessions thereto now owned or hereafter acquired by or on behalf of the Debtor or in respect of which the Debtor now or hereafter has any right, title or interest, except Consumer Goods, and any reference to "Collateral" shall be deemed to be a reference to "Collateral or any part thereof" except where otherwise specifically provided;

(b) "Obligation" means all of the obligations, liabilities and indebtedness of the Debtor to the Credit Union from time to time, whether present or future, absolute or contingent, liquidated or unliquidated, of whatsoever nature or kind, in any currency or otherwise, including all Obligations, liabilities and indebtedness hereunder;

(c) "PPSA" means the Personal Property Security Act, 1990 (Ontario), and any Act that may be substituted therefore, as from time to time amended;

(d) "Proceeds" means any identifiable or traceable personal property in any form derived directly or indirectly from any dealing with property or proceeds therefrom, and includes any payment representing indemnity or compensation for loss or damage to the property or proceeds therefrom;

(e) "Accessions", "Account", "Chattel Paper", "Document of Title", "Equipment", "Goods", "Instrument", "Intangible", "Inventory", "Securities", "Money" have the respective meanings given to them in PPSA.

## 2. SECURITY INTEREST

As security for the payment, performance and satisfaction of the Obligations to the Credit Union, the Debtor hereby grants to the Credit Union by way of security interest, mortgage, pledge, charge, assignment and hypothec a continuing security interest of the Debtor in the Collateral (including all renewals, accretions and substitutions therefore) and all Proceeds of the foregoing.

## 3. REPRESENTATIONS AND WARRANTIES

The Debtor hereby represents and warrants to the Credit Union that:

(a) it has the power and capacity to own its properties and assets and to carry on its business as presently carried on by it;

(b) It has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

(c) except for the security interest granted hereby, the Debtor or any one or more of them is (and as to Collateral to be acquired after the date hereof, shall be) the owner of the Collateral free and clear of all liens, charges, claims, encumbrances, taxes or assessments.

## 4. COVENANTS

(a) The Debtor will not sell, offer to sell, transfer, pledge or mortgage the Collateral, nor will the Debtor suffer to exist any other security interest in the Collateral in favour of any person other than the Credit Union, without the prior written consent of the Credit Union. All proceeds of sales shall be received as trustee for the Credit Union and shall be forthwith paid over to the Credit Union.

(b) The Debtor shall, during the currency of this Agreement, insure and keep insured the Collateral to its full insurable value for fire, theft, and such other risks as the Credit Union may reasonably require, and will, at the request of the Credit Union, pay such further premium as is necessary to obtain an endorsement that the security interest of the Credit Union will not be invalidated by any breach of statutory condition. The proceeds in any insurance held pursuant to this paragraph shall be payable to the Credit Union and any proceeds of such insurance shall, at the option of the Credit Union, be applied to the replacement of the Collateral or towards repayment of any indebtedness of the Debtor or any one or more of them to the Credit Union. Should the Debtor neglect to maintain such insurance the Credit Union may insure, and any premiums paid by the Credit Union together with interest thereon shall be payable by the Debtor to the Credit Union upon demand. The Debtor will deposit a certified copy of such insurance with the Credit Union on request, or obtain an insurance endorsement in favour of the Credit Union.

(c) The Debtor shall provide from time to time upon request from the Credit Union, written information relating to the Collateral or any part thereof, and the Credit Union shall be entitled from time to time to inspect the tangible collateral including, without limitation, the books and records of the Debtor wherever located. For such purpose the Credit Union shall be access to all places where the Collateral or any part thereof is located and to all premises occupied by the Debtor.

(d) The Debtor shall carry on and conduct its business in a proper and efficient manner and so as to protect and preserve the Collateral and shall keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for its business and accurate and complete records concerning Collateral, and shall mark any and all such records and Collateral at the Credit Union's request so as to indicate the existence of the security interest.

(e) The Debtor shall pay all taxes, rates, levies, assessments and other charges of every kind which may be lawfully levied, assessed or imposed against or in respect of it or Collateral as and when the same become due and payable.

(f) The Debtor shall notify the Credit Union promptly of:

(i) any change in the information contained in this Agreement relating to it, its business or the Collateral;

(ii) the details of any significant acquisition of Collateral;

(iii) the details of any claims or litigation affecting it or the collateral;

(iv) any loss of or damage to the Collateral.

(g) The debtor shall not change its name without giving prior written notice to the Credit Union of the new name and the date upon which such change of name is to take effect.

(h) The Debtor shall do, execute, acknowledge and deliver such financing statements and further assignments, transfers, documents, acts, matters and things as may be reasonable requested by the Credit Union or with respect to Collateral in order to give effect to this Agreement.

(i) The Debtor shall not maintain accounts at any other financial institution without the consent of the Credit Union.

(j) The Debtor may at any time, without the consent of the Credit Union:

(i) sell, assign, transfer, exchange, lease, consign or otherwise dispose of inventory in the ordinary course of its business;

(ii) sell or otherwise dispose of such part of its equipment which is no longer necessary or useful in connection with its business or which has become worn out or obsolete or unsuitable for the purpose for which hit was intended; and

(iii) collect accounts in the ordinary course of its business.

## 5. EVENTS OF DEFAULT

Any or all of the Obligations to the Credit Union shall, at the option of the Credit Union and notwithstanding any time or credit allowed by any instrument evidencing a liability, be immediately due and payable without notice or demand upon the occurrence of any of the following events (hereinafter referred to as "Events(s) of Default"):

(a) Default in the payment or performance when due or payable of all or any of the Obligations, or of any endorser, guarantor, or surety for any liability of the Debtor or any one or more of them to the Credit Union;

(b) Default by the debtor in the performance of any of its agreements in this Agreement;

(c) Proof that any warranty, representation or statement made by the Debtor or furnished to the Credit Union herein, or in the application for any loan, was false in any material respect when made or furnished;

(d) Any loss, theft, damage or destruction of Collateral or of any part of it, or the making of any levy, seizure or attachment thereto or the appointment of a receiver or any part thereof;

(e) If the Credit Union should at any time deem itself insecure, bearing in mind the extent of the Obligations secured hereby, the value of the Collateral and any other relevant considerations;

(f) The death, dissolution, termination of existence, insolvency, business failure, or commencement of any proceedings under any law relating to bankruptcy, insolvency, reorganization or compromise of debts affecting the Debtor or any one or more of them.

## 6. REMEDIES

Upon any Event of Default and at anytime thereafter the Credit Union, at its option, may declare that all indebtedness and Obligations secured by this agreement shall immediately become due and payable, and;

(a) The Credit Union shall then have all rights and remedies of a secured party under the PPSA.

(b) The Credit Union shall then be constituted to appoint in writing any person to be a receiver (which term shall include a receiver and a manager) of the Collateral, including any rents and profits thereof, and many remove any receiver and appoint another in his stead. Such receiver so appointed shall have power to take possession of the Collateral and to carry on or concur in carrying on the business of the Debtor, and to sell or concur in selling the Collateral or any part thereof. Any such receiver shall for all purposes be deemed to be the agent of the Debtor. The Credit Union may from time to time fix the remuneration of such receiver. All moneys from time to time received by such a receiver shall be paid by him first in discharge of all rents, taxes, rates, insurance premiums and outgoings affecting the Collateral, secondly in payment of his remuneration as receiver, thirdly in keeping in good standing any liens and charges on the Collateral prior to the security constituted by this Agreement, and fourthly in or toward payment of such parts of the indebtedness and liability of the Debtor to the Credit Union as to the Credit Union seems best, and any residue of such moneys so received shall be paid to the Debtor. The Credit Union is appointing or refraining from appointing such receiver shall not incur any liability to the receiver, the Debtor or otherwise.

(c) The Credit Union may then collect, realize, sell or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions at such time or times, and without notice to the Debtor, as may seem to it advisable. The Credit Union shall not be liable or accountable for any failure to collect, realize, sell or obtain payment of the Collateral or any part thereof, and shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any rights of the Credit Union, the Debtor or any other person, firm or corporation in respect of the same. All moneys collected or received by the Debtor in respect of the Collateral shall be received as trustee for the Credit Union and shall be forthwith paid over to the Credit Union. All moneys collected or received by the Credit Union in respect of the Collateral may be applied on account of such parts of the indebtedness and liability of the Debtor as to the Credit Union seems best or, in the discretion of the Credit Union, may be released to the Debtor, all without prejudice to the liability of the Debtor or the Credit Union's right to hold an realize this security.

(d) The Debtor shall remain liable to the Credit Union for any deficiency after the proceeds of any sale, lease or disposition of Collateral are received by the Credit Union.

(e) All rights, powers and remedies of the Credit Union under this Agreement may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other security now or hereafter held by the Credit Union.

## 7. CHARGES AND EXPENSES

The Credit Union may charge on its own behalf and pay to others reasonable sums for expenses incurred and for services rendered (expressly including legal advice and services) in or in connection with realizing, disposing of, retaining or collecting the Collateral or any part thereof. Such sums shall be a first charge on the proceeds of realization, disposition or collection. The Credit Union may at its option pay taxes, discharge any encumbrance or charge claimed (whether validly or not) against the Collateral and pay any amount which, in the Credit Union's sole discretion, it may consider requisite to secure possession of the Collateral with or without litigation or compromise. The Credit Union may settle any litigation in respect of the Collateral or the possession thereof, and may pay for insurance, repairs and maintenance to the Collateral, and any sum so paid by the Credit Union shall constitute indebtedness of the Debtor secured hereunder which the Debtor shall repay on demand.

## 8. POSSESSION OF COLLATERAL

Until default, the Debtor may have possession of the Collateral and enjoy the same subject to the terms hereof. However, whether or not default has occurred, the Credit Union may at any time request that debtors on any accounts receivable be notified of the Credit Union's security interest. Until such notification is made, the Debtor shall continue to collect any accounts receivable but shall hold the proceeds received from collection in trust for the Credit Union without commingling the same with other funds, and shall turn the same over to the Credit Union immediately upon receipt in the identical form received.

## 9. LOCATION OF COLLATERAL

The Collateral, insofar as it consists of tangible property, is now and will hereafter be kept at the address listed above or the addresses listed on Schedule A.

## 10. GENERAL

(a) This Agreement shall be a continuing agreement in every respect;

(b) This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

(c) The Debtor may terminate this Agreement by delivering written notice to the Credit Union at any time when the Debtor, or each of them, is not indebted or liable to the Credit Union. No remedy for the enforcement of the rights of the Credit Union hereunder shall be exclusive of or dependent on any other such remedy and any one or more of such remedies may from time to time be exercised independently or in combination. The security interest created or provide for by this Agreement is intended to attach when this Agreement is signed by the Debtor and delivered to the Credit Union. For greater certainty it is declared that any and all future loans, advances or other value which the Credit Union may in its discretion make or extend to or for the account of the Debtor or any one or more of them shall be secured by this Agreement. If more than one person executes this Agreement their Obligations hereunder shall be joint and several.

(d) In construing the Agreement, the word "Debtor" and the personal pronouns "he" or "his" and any verb relating thereto shall be read and construed as the number and gender of the parties signing this Agreement may require.

(e) The Credit Union may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Debtor, debtors of the Debtor, sureties and others, and with the Collateral and other securities, as the Credit Union may see fit and without prejudice to the liability of the Debtor or the Credit Union's right to hold and realize this security.

Signed, sealed and delivered, this 13th day of September, 2017 at Vaughan, Ontario.

**SUSGLOBAL ENERGY CANADA CORP.**

Per: ______________________ C.E.O
Authorized Signing Officer Title

Per: ______________________ PRESIDENT
Authorized Signing Officer Title

# GENERAL SECURITY AGREEMENT

## SCHEDULE "A"

The following are the addresses of the locations of the Collateral in addition to the address given on Page One of this original security agreement: